                                                                    EXHIBIT 25.1

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) /__/

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

NEW YORK                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

ONE WALL STREET, NEW YORK, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)


                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)

   WISCONSIN                         3220                        39-1580331
(State or other                (Primary Standard              (I.R.S. Employer
jurisdiction of           Industrial Classification         Identification No.)
 incorporation                   Code Number)
or organization)

                          ADVANCED CAST PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                         3321                        25-1607691
 (State or other               (Primary Standard              (I.R.S. Employer
 jurisdiction of          Industrial Classification         Identification No.)
  incorporation                  Code Number)
or organization)

                               DALTON CORPORATION
             (Exact name of registrant as specified in its charter)

     INDIANA                         3321                       35-0259770
 (State or other              (Primary Standard              (I.R.S. Employer
jurisdiction of           Industrial Classification        Identification No.)
  incorporation                  Code Number)
or organization)


                DALTON CORPORATION, WARSAW MANUFACTURING FACILITY
             (Exact name of registrant as specified in its charter)

     INDIANA                         3321                         35-2054775
 (State or other               (Primary Standard               (I.R.S. Employer
jurisdiction of           Industrial Classification          Identification No.)
  incorporation                  Code Number)
or organization)


               DALTON CORPORATION, STRYKER MACHINING FACILITY CO.
             (Exact name of registrant as specified in its charter)

      OHIO                           3599                        34-1873080
 (State or other               (Primary Standard              (I.R.S. Employer
jurisdiction of           Industrial Classification          Identification No.)
  incorporation                  Code Number)
or organization)


               DALTON CORPORATION, ASHLAND MANUFACTURING FACILITY
             (Exact name of registrant as specified in its charter)

      OHIO                         3321                          34-1873079
 (State or other             (Primary Standard                (I.R.S. Employer
jurisdiction of         Industrial Classification            Identification No.)
  incorporation                Code Number)
or organization)


                               DALTON CORPORATION,
                       KENDALLVILLE MANUFACTURING FACILITY
             (Exact name of registrant as specified in its charter)

     INDIANA                       3321                       35-2054777
 (State or other             (Primary Standard             (I.R.S. Employer
 jurisdiction of         Industrial Classification        Identification No.)
  incorporation                Code Number)
or organization)

                              DEETER FOUNDRY, INC.
             (Exact name of registrant as specified in its charter)

    NEBRASKA                        3321                         47-0355148
 (State or other              (Primary Standard               (I.R.S. Employer
jurisdiction of           Industrial Classification         Identification No.)
  incorporation                 Code Number)
or organization)


                             GREGG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

   CALIFORNIA                        3321                       95-1498664
 (State or other              (Primary Standard              (I.R.S. Employer
jurisdiction of           Industrial Classification        Identification No.)
  incorporation                  Code Number)
or organization)


                            MERCER FORGE CORPORATION
             (Exact name of registrant as specified in its charter)

    DELAWARE                       3462                       25-1511711
 (State or other             (Primary Standard             (I.R.S. Employer
jurisdiction of         Industrial Classification        Identification No.)
 incorporation                 Code Number)
or organization)


                              A&M SPECIALTIES, INC.
             (Exact name of registrant as specified in its charter)

  PENNSYLVANIA                       3599                        25-1741756
 (State or other               (Primary Standard              (I.R.S. Employer
jurisdiction of            Industrial Classification        Identification No.)
  incorporation                  Code Number)
or organization)


                             NEENAH TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)

    WISCONSIN                         4213                       39-1378433
 (State or other                (Primary Standard             (I.R.S. Employer
jurisdiction of            Industrial Classification        Identification No.)
  incorporation                   Code Number)
or organization)


                                CAST ALLOYS, INC.
             (Exact name of registrant as specified in its charter)

   CALIFORNIA                         3365                        33-0071223
 (State or other                (Primary Standard              (I.R.S. Employer
jurisdiction of            Industrial Classification         Identification No.)
  incorporation                   Code Number)
or organization)

                               BELCHER CORPORATION
             (Exact name of registrant as specified in its charter)

     DELAWARE                         3321                        52-1643193
  (State or other              (Primary Standard               (I.R.S. Employer
 jurisdiction of           Industrial Classification         Identification No.)
   incorporation                  Code Number)
 or organization)


                              PEERLESS CORPORATION
             (Exact name of registrant as specified in its charter)

      OHIO                             3321                       52-1644462
 (State or other                (Primary Standard              (I.R.S. Employer
jurisdiction of             Industrial Classification        Identification No.)
  incorporation                    Code Number)
or organization)


                        11% SENIOR SECURED NOTES DUE 2010
                       (Title of the indenture securities)

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Name                                                 Address
                  ----                                                 -------
Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                         and Albany, N.Y. 12203

Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045

Federal Deposit Insurance Corporation                    Washington, D.C.  20429

New York Clearing House Association                      New York, New York   10005

      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of December, 2003.

                                             THE BANK OF NEW YORK


                                             By:   /S/  PATRICIA GALLAGHER
                                                 ---------------------------
                                                 Name:  PATRICIA GALLAGHER
                                                 Title: VICE PRESIDENT

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                         Dollar Amounts
                                                                                          In Thousands
                                                                                          ------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ......................               $ 3,688.426
   Interest-bearing balances ...............................................                 4,380,259
Securities:
   Held-to-maturity securities .............................................                   270,396
   Available-for-sale securities ...........................................                21,509.356
Federal funds sold in domestic offices .....................................                 1,269,945
Securities purchased under agreements to resell ............................                 5,320,737
Loans and lease financing receivables:
   Loans and leases held for sale ..........................................                   629,178
   Loans and leases, net of unearned income ..................... 38,241,326
   LESS: Allowance for loan and lease losses ....................... 813,502
   Loans and leases, net of unearned income and allowance ..................                37,427,824
Trading Assets .............................................................                 6,323,529
Premises and fixed assets (including capitalized leases) ...................                   938,488
Other real estate owned ....................................................                       431
Investments in unconsolidated subsidiaries and associated companies ........                   256,230
Customers' liability to this bank on acceptances outstanding ...............                   191,307
Intangible assets
   Goodwill ................................................................                 2,562,478
   Other intangible assets .................................................                   798,536
Other assets ...............................................................                 6,636,012
                                                                                           -----------
Total assets ...............................................................               $92,203,132
                                                                                           ===========

LIABILITIES
Deposits:
   In domestic offices .....................................................               $35,637,801
   Noninterest-bearing .......................................... 15,795,823
   Interest-bearing ............................................. 19,841,978
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ...........                23,759,599
   Noninterest-bearing ............................................. 599,397
   Interest-bearing ............................................. 23,160,202
Federal funds purchased in domestic offices ................................                   464,907
Securities sold under agreements to repurchase .............................                   693,638
Trading liabilities ........................................................                 2,634,445
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases)                11,168,402
Bank's liability on acceptances executed and outstanding ...................                   193,690
Subordinated notes and debentures ..........................................                 2,390,000
Other liabilities ..........................................................                 6,573,955
                                                                                           -----------
Total liabilities ..........................................................               $83,516,437
                                                                                           ===========
Minority interest in consolidated subsidiaries .............................                   519,418

EQUITY CAPITAL
Perpetual preferred stock and related surplus ..............................                         0
Common stock ...............................................................                 1,135,284
Surplus ....................................................................                 2,057,234
Retained earnings ..........................................................                 4,892,597
Accumulated other comprehensive income .....................................                    82,162
Other equity capital components ............................................                         0
                                                                                           -----------
Total equity capital .......................................................                 8,167,277
                                                                                           -----------
Total liabilities minority interest and equity capital .....................               $92,203,132
                                                                                           ===========

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                  Thomas J. Mastro,
                              Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                               Directors
Alan R. Griffith


                                       -3-